UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2006

Global Crossing Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-16201	980189783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

WESSEX HOUSE, 45 REID STREET, HAMILTON, Bermuda		HM12
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	4412968600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 8, 2006, Global Crossing (UK) Telecommunications Limited ("GCUK") furnished its quarterly report for the fiscal quarter ended March 31, 2006 to the holders of the $200 million of 10.75-percent U.S. dollar-denominated senior secured notes due 2014 and £105 million of 11.75-percent British pounds sterling-denominated senior secured notes due 2014 issued by its subsidiary, Global Crossing (UK) Finance Plc. The furnishing of such quarterly report to the note holders was required by the terms of the indenture under which such notes were issued. The GCUK quarterly report is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is hereby specifically incorporated by reference into Global Crossing Limited's registration statement on Form S-3 filed under the Securities Act of 1933 (registration number 333-133466).

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Quarterly Report for the three months ended March 31, 2006 for Global Crossing (UK) Telecommunications Limited ("GCUK"), attached as Exhibit 99.1 to GCUK’s Report of Foreign Private Issuer on Form 6-K dated the date hereof and incorporated herein by this reference.

The information contained in Exhibit 99.1 shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is hereby specifically incorporated by reference into Global Crossing Limited's registration statement on Form S-3 filed under the Securities Act of 1933 (registration number 333-133466).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Ltd

June 8, 2006	By:	Jean F.H.P. Mandeville

Name: Jean F.H.P. Mandeville
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Quarterly Report for the Three Months Ended March 31, 2006 for Global Crossing (UK) Telecommunications Limited